SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10 — SUBSEQUENT EVENTS

During February 2018, the Company accelerated the vesting of 18,518 restricted stock units granted to one of its board members that resigned effective February 23, 2018. After the acceleration, the Company converted 85,135 vested restricted stock units into 85,135 shares of the Company’s Common Stock due to the resignation of one of the members of the board of directors.

During February 2018, the Company increased its statewide surface management surety bonds by $200,000 for total coverage of $12.5 million. No additional collateral was required. See Note 3.